SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 17, 2003

(Date of earliest event reported)

WASHINGTON GROUP INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12054	33-0565601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 PARK BOULEVARD, BOISE, IDAHO 83712
(Address of principal executive offices, including zip code)

208 / 386-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired:

Not applicable.

(b)	Pro Forma Financial Information:

Not applicable.

(c)	The following exhibit is filed as a part of this current report on Form 8-K:

Exhibit Number	Description

99.1	Washington Group International, Inc. news release, dated November 17, 2003.

Item 12.	Results of Operations and Financial Condition.

On November 17, 2003, Washington Group International, Inc. issued a news release announcing its financial results for the third quarter of 2003.  A copy of the news release is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.  This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections.  Furnishing this current report on Form 8-K does not constitute an admission by Washington Group as to the materiality of any information contained in this current report that is required to be disclosed solely by Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.
(a Delaware Corporation)

	By:	/s/ Craig G. Taylor
	Name:	Craig G. Taylor
	Title:	Secretary
Dated: November 17, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Washington Group International, Inc. news release, dated November 17, 2003.